UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 04/3/2017

R. R. DONNELLEY & SONS COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 1-4694

Delaware	36-1004130
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

35 W. Wacker Dr., Chicago, IL 60601

(Address of principal executive offices, including zip code)

312-326-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 3, 2017, Thomas M. Carroll III, the Chief Administrative Officer of R.R. Donnelley & Sons Company (the “Company”) notified the Company of his intention to resign effective June 1, 2017. Mr. Carroll joined the Company in 1995 and has served in various capacities in management and human resources at the Company, including serving as the Company’s Executive Vice President and Chief Human Resources Officer from 2007 until 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: April 3, 2017	By:	/s/ Deborah L. Steiner
Deborah L. Steiner
Executive Vice President & General Counsel